Exhibit 10.5

DEGOLYER AND MACNAUGHTON

5001 SPRING VALLEY ROAD

SUITE 800 EAST

DALLAS, TEXAS 75244

April 29, 2014

Mtro. Emilio R. Lozoya Austin

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 44

Colonia Petróleos Mexicanos

11311 México, D.F. México

Dear Mtro. Lozoya Austin:

We hereby consent to the references to DeGolyer and MacNaughton as set forth under the headings “Presentation of Information Concerning Reserves,” “Item 4. Information on the Company – Business Overview – Exploration and Production – Reserves,” and “Item 19. Exhibits. Documents filed as exhibits to this Form 20-F” in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2013 (the Form 20-F), and to the filing as Exhibit 10.6 to the Form 20-F of our third party report dated March 20, 2014, describing our review of the estimates of proved oil and condensate, natural gas liquids, sales gas, and total liquids equivalent reserves owned by the United Mexican States (Mexico) as of January 1, 2014, for certain fields located offshore of Mexico in the Southwest Marine Region. These estimates were prepared in accordance with the reserves definitions of Rules 4-10(a) (l)-(32) of Regulation S-X of the United States Securities and Exchange Commission.

Very truly yours,

DeGOLYER and MacNAUGHTON
Texas Registered Engineering Firm F-716